Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated December 12, 2022 to the Prospectus dated April 29, 2022 for the following series of the Trust

(each, a “Fund,” and collectively, the “Funds”):

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jun/Dec

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jun/Dec

The below tables replace the corresponding tables included in the “Fund Summaries” section of the prospectus for each Fund:

1.	Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jun/Dec

Share Class	Par Up Rate* (As of December 12, 2022)
Prior to Taking into Account Fund Fees and Expenses
Class 3	82.14%

*	The performance of the Fund’s upside S&P 500 Index FLEX Options’ exposure is calculated by multiplying the Par Up Rate by the positive returns of the S&P 500 Index for the Outcome Period. That performance is then reduced by the Fund’s total net expenses.

Share Class	Buffer
	Prior to Taking into Account Fund Fees and Expenses	After Taking into Account Fund Fees and Expenses
Class 3	10%	9.51%

2.	Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jun/Dec

Share Class	Par Up Rate* (As of December 12, 2022)
Prior to Taking into Account Fund Fees and Expenses
Class 3	79.17%

*	The performance of the Fund’s upside S&P 500 Index FLEX Options’ exposure is calculated by multiplying the Par Up Rate by the positive returns of the S&P 500 Index for the Outcome Period. That performance is then reduced by the Fund’s total net expenses.

Share Class	Par Down Rate*
Prior to Taking into Account Fund Fees and Expenses
Class 3	50%

*	The performance of the Fund’s downside S&P 500 Index FLEX Options’ exposure is calculated by multiplying the Par Down Rate by the negative returns of the S&P 500 Index for the Outcome Period. That performance is then reduced by the Fund’s total net expenses.

Investors should retain this supplement for future reference.